                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2)___

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                      (FORMERLY FIRST UNION NATIONAL BANK)
                                (Name of Trustee)

                                                              22-1147033
         (Jurisdiction of Incorporation or                   (I.R.S. Employer
    Organization if not a U.S. National Bank)                Identification No.)

   301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA             28288-0630

         (Address of Principal Executive Offices)             (Zip Code)



                         K. HOVNANIAN ENTERPRISES, INC.
                                (Name of Obligor)

            NEW JERSEY                                      22-2423583
    (State of Incorporation)                             (I.R.S. Employer
                                                         Identification No.)

       10 HIGHWAY 35, PO BOX 500   REDBANK, NJ                07701
     (Address of Principal Executive Offices)               (Zip Code)



                                 DEBT SECURITIES
                         (Title of Indenture Securities)

                                     GENERAL

ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the trustee:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:

               Comptroller of the Currency, Washington, D.C.
               Board of Governors of the Federal Reserve System, New York, N.Y. Federal Deposit Insurance Corporation, Washington, D.C.

         (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  The Trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:


                          COL. A                               COL. B
                          ------                               ------
                     TITLE OF CLASS                       AMOUNT OUTSTANDING

         Not applicable

ITEM 4. TRUSTEESHIP UNDER OTHER INDENTURES:

         IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

         (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
INDENTURE.

         Not Applicable

         (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

         Not Applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

         IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

         Not Applicable


ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.


         COL. A                     COL. B                    COL. C                             COL. D.
         ------                     ------                    ------                             -------
                                                                                        Percentage of Voting
                                                             Amount owned               securities represented
         Name of Owner           Title of Class              beneficially             by amount given in Col. C

         Not Applicable

ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
         OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.


-------------------------------------------------------------------------------------------------------------
COL. A                     COL. B                    COL. C                             COL. D.
------                     ------                    ------                             -------
                                                                                Percentage of Voting
                                                   Amount owned                 securities represented
Name of Owner            Title of Class            beneficially                 by amount given in Col. C


Not Applicable

ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR THE OBLIGATIONS IN DEFAULT BY THE TRUSTEE.


-------------------------------------------------------------------------------------------------------------
COL. A                     COL. B                    COL. C                             COL. D.
------                     ------                    ------                             -------
                           Whether the               Amount owned beneficially          Percent of class
                           securities are            or held as collateral              represented by
                           voting or non voting      obligations in default by          amt given in Col C
 Not Applicable                                      Trustee


ITEM 9.  SECURITIES OF THE UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.


         COL. A.                 COL. B.                    COL. C.                    COL. D.
--------------------------------------------------------------------------------------------------------------
                                                      AMOUNT OWNED BENEFICIALLY      PERCENT OF CLASS
        NAME OF                                       OR HELD AS COLLATERAL          REPRESENTED BY
       ISSUER AND                AMOUNT               SECURITY FOR OBLIGATIONS       AMOUNT GIVEN IN
       TITLE OF CLASS            OUTSTANDING          IN DEFAULT BY TRUSTEE          COL. C.

       Not applicable


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.


         COL. A.                 COL. B.                    COL. C.                    COL. D.
--------------------------------------------------------------------------------------------------------------
                                                       AMOUNT OWNED BENEFICIALLY       PERCENT OF VOTING
          NAME OF                                      OR HELD AS COLLATERAL           SECURITIES
          ISSUER AND             AMOUNT                SECURITY FOR OBLIGATIONS        REPRESENTED BY AMOUNT
          TITLE OF CLASS         OUTSTANDING           IN DEFAULT BY TRUSTEE           GIVEN IN COL. C.
--------------------------------------------------------------------------------------------------------------
         Not Applicable

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.


         COL. A.                 COL. B.                    COL. C.                    COL. D.
--------------------------------------------------------------------------------------------------------------
                                                       AMOUNT OWNED BENEFICIALLY       PERCENT OF VOTING
          NAME OF                                      OR HELD AS COLLATERAL           SECURITIES
          ISSUER AND             AMOUNT                SECURITY FOR OBLIGATIONS        REPRESENTED BY AMOUNT
          TITLE OF CLASS         OUTSTANDING           IN DEFAULT BY TRUSTEE           GIVEN IN COL. C.
--------------------------------------------------------------------------------------------------------------

         Not Applicable

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

         EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


         COL. A.                 COL. B.                    COL. C.                    COL. D.
--------------------------------------------------------------------------------------------------------------
                                 NATURE OF INDEBTEDNESS             AMOUNT OUTSTANDING                 DATE DUE

--------------------------------------------------------------------------------------------------------------

         Not  Applicable

ITEM 13.  DEFAULTS BY THE OBLIGOR.

         (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         None

         (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         None

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

         IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         Not Applicable

ITEM 15.  FOREIGN TRUSTEE.

         IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

         Not Applicable

ITEM 16.  LISTS OF EXHIBITS.

         1*       -COPY OF ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.
         2        -NO CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS IS FURNISHED
                   SINCE THIS AUTHORITY IS CONTAINED IN THE ARTICLES OF ASSOCIATION OF THE TRUSTEE.
         3*       -COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS.
         4*       -COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, AS NOW IN EFFECT.
         5        -NOT APPLICABLE.
         6        -THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(b) OF THE ACT.
         7**      -A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO THE
                   LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.
         8        -NOT APPLICABLE
         9        -NOT APPLICABLE

*EXHIBIT THUS DESIGNATED HAS HERETOFORE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, HAVE NOT BEEN AMENDED SINCE FILING AND ARE INCORPORATED HEREIN BY REFERENCE (SEE EXHIBIT T-1 REGISTRATION NUMBER 333-86372).

** AS OF 3/31/02, THE TRUSTEE WAS TWO SEPARATE NATIONAL BANKING ASSOCIATIONS HENCE THERE ARE TWO SEPARATE REPORTS ATTACHED

         IN ANSWERING ANY ITEM IN THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION WHICH RELATES TO MATTERS PECULIARLY WITHIN THE KNOWLEDGE OF THE OBLIGOR OR OF ITS DIRECTORS OR OFFICERS, OR AN UNDERWRITER FOR THE OBLIGOR, THE UNDERSIGNED, WACHOVIA BANK, NATIONAL ASSOCIATION (FORMERLY FIRST UNION NATIONAL
BANK), HAS RELIED UPON INFORMATION FURNISHED TO IT BY THE OBLIGOR OR SUCH UNDERWRITER.

                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, WACHOVIA BANK, NATIONAL ASSOCIATION (FORMERLY FIRST UNION NATIONAL
BANK), A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE TOWN OF MORRISTOWN, AND STATE OF NEW JERSEY, ON THE 22 DAY OF MAY, 2002

                                            WACHOVIA BANK, NATIONAL ASSOCIATION
                                            (FORMERLY FIRST UNION NATIONAL BANK)

                                            (TRUSTEE)

(CORPORATE SEAL)

                                            BY:      /S/ STEPHANIE ROCHE
                                               -------------------------
                                                     VICE PRESIDENT

                               CONSENT OF TRUSTEE

         PURSUANT TO THE REQUIREMENTS OF SECTION 321 (b) OF THE TRUST INDENTURE ACT OF 1939, AND IN CONNECTION WITH THE PROPOSED ISSUE OF K. HOVNANIAN ENTERPRISES, INC. WE HEREBY CONSENT THAT REPORTS OF EXAMINATIONS BY FEDERAL, STATE, TERRITORIAL OR DISTRICT AUTHORITIES MAY BE FURNISHED BY SUCH AUTHORITIES TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST THEREFOR.

                                 WACHOVIA BANK, NATIONAL ASSOCATION
                                 (FORMERLY FIRST UNION NATIONAL BANK)


                                 BY:    /S/ STEPHANIE ROCHE
                                    -----------------------
                                        VICE PRESIDENT

MORRISTOWN, NJ
MAY 22, 2002

EXHIBIT T-7

                               REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the Wachovia Bank, National Association, at the close of business on March 31, 2002, published in response to call made by Comptroller of the Currency, under title 12, United States Code,
Section 161. Charter Number 1559 Comptroller of the Currency.

STATEMENT OF RESOURCES AND LIABILITIES


                                     ASSETS
                             THOUSAND OF DOLLARS
                             -------------------
Cash and balance due from depository institutions:
  Noninterest-bearing balances and currency and coin.........            2,471,466
  Interest-bearing balances..................................              298,663
Securities...................................................            /////////
  Hold-to-maturity securities................................                8,824
  Available-for-sale securities..............................            6,320,594
Federal funds sold and securities purchased under agreements            //////////
         to resell                                                       1,066,041
Loans and lease financing receivables:

         Loan and leases held for sale                                     369,481
         Loan and leases, net of unearned income......48,708,954
         LESS: Allowance for loan and lease losses.......718,907
         LESS: Allocated transfer risk reserve.................0
         Loans and leases, net of unearned income, allowance, and
         reserve.................................................       47,990,047
Trading Assets                      ..............................         586,517
Premises and fixed assets (including capitalized leases)......             835,290
Other real estate owned.......................................              19,794
Investment in unconsolidated subsidiaries and associated                //////////
companies.....................................................                   0
Customer's liability to this bank on acceptances outstanding...             14,270
Intangible assets.............................................
         Goodwill..................................................      7,076,522
         Other intangible Assets....................................     1,865,824
Other assets..................................................           3,194,125
TOTAL ASSETS...............................................            72,117,458

                                   LIABILITIES

Deposits:
         In domestic offices.....................................       42,721,166
           Noninterest-bearing........................  7,505,623
           Interest-bearing......................... 35,215,543
         In foreign offices, Edge and Agreement subsidiaries,

         and IBFs................................................        4,232,893
           Noninterest-bearing.............................     0
           Interest-bearing.............................4,232,893
Federal funds purchased and securities sold under agreements
         to repurchase                                                   3,191,918
Trading liabilities...........................................             519,957
Other borrowed money:.........................................           3,772,435
Bank's liability on acceptances executed and outstanding.....               14,270
Subordinated notes and debentures............................            2,325,300
Other liabilities............................................            1,528,389
TOTAL LIABILITIES............................................           58,306,328
Minority Interest in consolidated subsidiaries...............                    0







                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus.................                   0
Common Stock..................................................              53,182
Surplus.......................................................          13,390,540
Retained Earnings........................                                  338,026
Accumulated other comprehensive income........................              29,382
Other Equity Capital components...........                                       0
Total equity capital..........................................          13,811,130

Total liabilities and equity capital....                                72,117,458

EXHIBIT T-7

                               REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the First Union National Bank, at the close of business on March 31, 2002, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section
161. Charter Number 1 Comptroller of the Currency.

STATEMENT OF RESOURCES AND LIABILITIES


                                        ASSETS
                                   THOUSAND OF DOLLARS
                                   -------------------
Cash and balance due from depository institutions:
  Noninterest-bearing balances and currency and coin.........            8,227,000
  Interest-bearing balances..................................            4,256,000
Securities...................................................            /////////
  Hold-to-maturity securities................................                    0
  Available-for-sale securities..............................           47,671,000
Federal funds sold and securities purchased under agreements            //////////
         to resell                                                       7,350,000
Loans and lease financing receivables:
         Loan and leases held for sale                                   7,102,000
         Loan and leases, net of unearned income......115,198,000
         LESS: Allowance for loan and lease losses......2,247,000
         LESS: Allocated transfer risk reserve.................0
         Loans and leases, net of unearned income, allowance, and

         reserve.................................................      112,951,000
Trading Assets                      ..............................      18,180,000
Premises and fixed assets (including capitalized leases)......           2,566,000
Other real estate owned.......................................              87,000
Investment in unconsolidated subsidiaries and associated                //////////
companies.....................................................             492,000
Customer's liability to this bank on acceptances outstanding...            874,000
Intangible assets.............................................
         Goodwill.................................................       2,253,000
         Other intangible Assets......................                     325,000
Other assets..................................................          14,563,000
TOTAL ASSETS...............................................            226,897,000

                                   LIABILITIES

Deposits:
         In domestic offices.....................................      130,068,000
           Noninterest-bearing..................... .. 20,202,000
           Interest-bearing.........................109,866,000
         In foreign offices, Edge and Agreement subsidiaries,
         and IBFs................................................       10,718,000
           Noninterest-bearing............................. 28,000
           Interest-bearing.............................10,690,000
Federal funds purchased and securities sold under agreements
         to repurchase                                                  21,543,000
Trading liabilities........................................             13,593,000
Other borrowed money:.........................................          18,549,000
Bank's liability on acceptances executed and outstanding.....              877,000
Subordinated notes and debentures............................            5,993,000
Other liabilities............................................            8,516,000
TOTAL LIABILITIES............................................          209,857,000
Minority Interest in consolidated subsidiaries...............              977,000






                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus.................                   0
Common Stock..................................................             455,000
Surplus.......................................................          13,462,000
Retained Earnings........................                                2,052,000
Accumulated other comprehensive income........................              94,000
Other Equity Capital components...........                                       0
Total equity capital..........................................          16,063,000

TOTAL LIABILITIES AND EQUITY CAPITAL....                               226,897,000